                                                                   EXHIBIT 17(a)

LORD ABBETT U.S. GOVERNMENT SECURITIES FUND, INC.

     The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD
P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT U.S. GOVERNMENT SECURITIES FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHO RECOMMEND THAT YOU AUTHORIZE THE PROXIES TO VOTE FOR THE ELECTION OF DIRECTORS AND FOR THE OTHER MATTERS SPECIFIED BELOW.

UNMARKED PROXIES WILL BE VOTED IN FAVOR OF THE ELECTION OF DIRECTORS AND FOR EACH OF THE OTHER MATTERS SPECIFIED BELOW.

     1. For [ ] or against [ ] or abstain from [ ] the approval of the Agreement and Plan of Reorganization and the reorganization provided for therein, as described in the proxy statement and prospectus.

     2. With [ ] or without [ ] authority to vote for the election of directors. (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE OUT THE NOMINEE'S NAME BELOW.)

           Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

     3. For [ ] or against [ ] or abstain from [ ] the ratification of the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending November 30, 1996.



ACCOUNT NUMBER          SHARES          PROXY NUMBER

LORD ABBETT U.S. GOVERNMENT SECURITIES FUND, INC.

                                PLEASE FILL IN, DATE AND SIGN
                                PROXY AND RETURN IN THE
                                ENCLOSED ENVELOPE.

For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only author ized officers should sign for corporations.

Date:......................................................
Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
   (Please read other side)

LORD ABBETT SECURITIES TRUST-LORD ABBETT U.S. GOVERNMENT SECURITIES TRUST

     The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD
P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the special meeting of shareholders of LORD ABBETT SECURITIES TRUST on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WHO RECOMMEND THAT YOU AUTHORIZE THE PROXIES TO VOTE FOR THE MATTERS SPECIFIED BELOW.

UNMARKED PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS SPECIFIED BELOW.

     1. For [_] or against [_] or abstain from [_] the approval of the Agreement and Plan of Reorganization and the reorganization provided for therein, as described in the proxy statement and prospectus.

     2. For [_] or against [_] or abstain from [_] the ratification of the selection of Deloitte & Touche LLP as independent public accountants of Lord Abbett Securities Trust for the fiscal year ending October 31, 1996.


ACCOUNT NUMBER              SHARES                   PROXY NUMBER

LORD ABBETT SECURITIES TRUST-
LORD ABBETT U.S. GOVERNMENT SECURITIES TRUST


                                    PLEASE FILL IN, DATE AND SIGN
                                    PROXY AND RETURN IN THE
                                    ENCLOSED ENVELOPE.

                                For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only author ized officers should sign for corporations.

                                Date:..........................
                                Signature(s) of Shareholder(s) as shown at left

                                ...............................

                                ...............................
                                    (Please read other side)

                                       2